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                                                                   EXHIBIT 10.19

SUPPORT AGREEMENT FOR CABOT CORP. & CABOT MICROELECTRONICS



PURPOSE


The purpose of this document is to define the roles and responsibilities of Cabot Corporations support and Cabot Microelectronics support after the final split of Cabot Microelectronics from Cabot Corporation. Cabot Microelectronics will become it's own entity and have systems responsibilities for its locations effective September 28th, 2000.

The services described within this document provide a methodology for introducing and implementing reasonable expectations for Cabot's Asia Pacific Applications Support, the Alpharetta Help Desk, the Technical Support groups, and the Tuscola and Alpharetta Applications group. This will also cover Cabot Microelectronics service responsibilities.





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SUPPORT AGREEMENT FOR CABOT CORP. & CABOT MICROELECTRONICS



LOCATIONS COVERED


The locations which are supported under this document are as follows:


Cabot Microelectronics
----------------------

Aurora                               Manufacturing Location & Corporate Office

Barry                                Manufacturing Location

Geino                                Manufacturing Location






APPLICATIONS SUPPORTED


              J.D. Edwards for Geino
              Marcam (Prism, Advantis) & J.D. Edwards for Barry and Aurora



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SUPPORT AGREEMENT FOR CABOT CORP. & CABOT MICROELECTRONICS


INFRASTRUCTURE SUPPORT


Cabot Corporation has agreed to continue to host and support the following infrastructure for Cabot Microelectronics until January 1, 2001. The items are as follows:

     -   Cabot Website
     -   Cabot Connect
     -   Cabot Internet Service Provider
     -   Cabot Frame Relay Network
     -   Cabot Internet Firewall
     -   Cabot NT Domain
     -   NT Primary Domain Controller
     -   Cabot Notes Infrastructure
     -   SMTP Gateway
     -   Network Management Tools
     -   AS400 Connectivity (Client Access)

On or before January 1, 2001 Cabot Microelectronics will provide it's own services and infrastructure for the items identified above. AS400 Connectivity is the only item above which will remain. Cabot Microelectronics is responsible for all licensing of above software if they continue use as their own company.

Technical services personnel from both locations will work on addressing security issues for new network connectivity for application systems usage. Both parties agree that we will need to address securing the network for applications hosting purposes only.

In good faith, both parties will work on transition of the above services.




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SUPPORT AGREEMENT FOR CABOT CORP. & CABOT MICROELECTRONICS


APPLICATIONS SUPPORT


         Cabot Corporation has agreed to host the Marcam (Prism, Advantis) and J.D. Edwards applications for Aurora and Barry and host the J.D. Edwards applications for the Geino location. The following will outline responsibilities for Cabot Corporation and Cabot Microelectronics for supporting these applications.

         Cabot Microelectronics will have to pay additional license fees to J.D. Edward's and Wonderware Corporation for the extended use of the software.


         APPLICATIONS INFRASTRUCTURE:

         Cabot Corporation's Alpharetta based and Tuscola based support groups will look to maintain operational reliability of the following:

         - AS400 Operating Systems
         - AS400 Backups
         - AS400 Tuning, Sizing, and Setting Changes
         - AS400 Operational Support
         - AS400 Upgrades - It must be recognized that Cabot will drive upgrades based on requirements.

         Note: All recognize that the release levels will be driven by Cabot's requirements until October 1, 2001. Negotiations may occur but Cabot Corporation has final approval.



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SUPPORT AGREEMENT FOR CABOT CORP. & CABOT MICROELECTRONICS



         APPLICATION SOFTWARE SUPPORT - CABOT MICROELECTRONICS:

         Software Support

         Cabot Microelectronics will provide external and internal resources to provide the following support: to their users in Aurora and Barry:

         - PHONE SUPPORT

           Act as the single point of contact for users with required assistance. Each call will be logged and assigned a priority with appropriate follow-up to the user.

         - FIRST LEVEL SUPPORT

           Where the problem / request can be resolved immediately during the call answering process.

           The following are examples of this type of support:

                  Printing Can't find report, Change Outq, Why isn't the report printing

                  User Access               Forgotten AS400 password



         - SECOND LEVEL SUPPORT

           The problem / request requires an in-depth understanding of the application, data flows and configuration / setup. Some knowledge is also required as the understanding of the business transaction.

           The following are examples of this type of support:

                  How do I reverse an inventory disbursement?
                  Where does an IM document type originate?
                  What exchange rate do I use for currency restatement?



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SUPPORT AGREEMENT FOR CABOT CORP. & CABOT MICROELECTRONICS


         - THIRD LEVEL SUPPORT

           The problem / request requires an in-depth technical knowledge and thorough understanding of data and file structure within JDE and Marcam (Prism, Advantis).

           The following are examples of this type of support:

              Writing of conversion, interface or enhancement programs Reviewing program logic to determine exactly what is occurring Determining that a problem is definitely caused by a software bug Configuration of additional features / functions

           *** All software change request require documentation for review and approval by Tuscola application support group. Since the packaged software code is shared code between Cabot's FMO division and Cabot Microelectronic we must have a control point to ensure that any change request do not have negative impact on one or the other companies.

           Once change request is agreed upon the design, development, testing, and implementation for the change will move forward. Cabot Microelectronics is responsible for design, development, and testing. Tuscola applications support group will perform signoff testing and will implement changes into the production environment.


         - ACCESS CONTROL

           Access control covers all aspects of user setup, cost center security, menu access and menu setup / modification.

         - SECONDARY WORK

           Cabot Microelectronics external resources will work on Tuscola applications support group projects as secondary work based on available time.

         - AFTER HOURS SUPPORT

         Since the systems are operated on a 24 X 7 basis Cabot Microelectronic will be first point of contact for out of normal business hours support.


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SUPPORT AGREEMENT FOR CABOT CORP. & CABOT MICROELECTRONICS


APPLICATION SOFTWARE SUPPORT - CABOT CORPORATION (TUSCOLA):


         The Tuscola based applications support group will provide 1st level support, 2nd level support, Access Control support, and Phone Support as a backup to the internal/external support resources for Cabot Microelectronics. Definitions for this support can be found in the Cabot Microelectronics application section above in this document.

         Definition of backup means during vacation, sick days, and on agreed upon holidays.


         - CHANGE CONTROL

           The Tuscola based applications group will be a key part of the change management process. This group will approve request for change that impact the global application model, systems operations, systems configuration, and setup.

           This group will also perform testing once testing has been completed with the developer and end users. The testing performed by the Tuscola group will be testing to ensure that the global model has not been compromised and that the modifications do not impact the other environments for Tuscola and Rheinfelden. In the event some issues are surfaced, this group will work with the developers to understand whether changes need to be made or whether the change can be implemented.


         - MANAGEMENT

           The Tuscola based applications support manager will administratively manage the outside consultant to ensure hours worked and efficiency of work. This will be done in coordination with the Cabot Microelectronics application manager.


         - SOFTWARE MAINTENANCE

           The applications software will be updated on a periodic basis, such that the software will be kept at the most current level of release that is acceptable to all participating businesses. Each site will be responsible for providing users to test these system upgrades.



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         APPLICATION SOFTWARE SUPPORT - ALPHARETTA AND ALTONA

         Software Support

         Cabot Corporation will provide the following support: to J.D. Edwards users in Geino:

         - PHONE SUPPORT

           Act as the single point of contact for users with required assistance. Each call will be logged and assigned a priority with appropriate follow-up to the user.

         - FIRST LEVEL SUPPORT

           Where the problem / request can be resolved immediately during the call answering process.

              The following are examples of this type of support:

                  Printing Can't find report, Change Outq, Why isn't the report printing

                  User Access              Forgotten AS400 password



         - SECOND LEVEL SUPPORT

           The problem / request requires an in-depth understanding of the application, data flows and configuration / setup. Some knowledge is also required as the understanding of the business transaction.

           The following are examples of this type of support:

                  How do I reverse an inventory disbursement?
                  Where does an IM document type originate?
                  What exchange rate do I use for currency restatement?




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SUPPORT AGREEMENT FOR CABOT CORP. & CABOT MICROELECTRONICS


         - THIRD LEVEL SUPPORT

           The problem / request requires an in-depth technical knowledge and thorough understanding of data and file structure within JDE.

           The following are examples of this type of support:

               Writing of conversion, interface or enhancement programs Reviewing program logic to determine exactly what is occurring Determining that a problem is definitely caused by a software bug Configuration of additional features / functions

           *** All software change request require documentation for review and approval by Cabot Microelectronics application manager which will then be forwarded to the Altona based applications support group for approval. Since the packaged software code is shared code between Cabot's Corporations North American and Asia Pacific Carbon Black locations we must have a control point to ensure that any change request do not have negative impact on one or the other companies.

           Once change request is agreed upon the design, development, testing, and implementation for the change will move forward. Cabot Corporation is responsible for design, development, and testing. Geino users will be responsible for user acceptance testing. Any requirements that require more than two weeks work or are unable to be accommodated in the 10% support time for Cabot Microelectronics will need to be reviewed with Director of IS from each organization to determine funding requirements.


         - ACCESS CONTROL

           Access control covers all aspects of user setup, cost center security, menu access and menu setup / modification.



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         - CHANGE CONTROL

           The Alpharetta and Altona based applications group will be a key part of the change management process. This group will approve request for change that impact the global application model, systems operations, systems configuration, and setup.

           This group will also perform testing once testing has been completed with the developer and end users. The testing performed by these groups will be testing to ensure that the global model has not been compromised and that the modifications do not impact the other locations. In the event some issues are surfaced, this group will work with the developers to understand whether changes need to be made or whether the change can be implemented.


         - SOFTWARE MAINTENANCE

           The applications software will be updated on a periodic basis, such that the software will be kept at the most current level of release that is acceptable to all participating businesses. Each site will be responsible for providing users to test these system upgrades.





End User Call Request Procedure


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         The End User must provide as much information as possible relating an initiated call. In the event of a problem or program failure the end user needs to determine whether this will be a local or regional applications issue and then provide the following information:

           - description of failure
           - time of failure
           - last date of successful operation
           - description of any changes made since last successful operation


           For a new feature / program request:
           - detailed description of new feature / request
           - description why this is required / what are you trying to achieve
           - value to Corporation this enhancement will bring / benefit
           - sample report / screen layout, showing data elements required



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